Exhibit 99.1

Contacts:
Trinity Learning Corporation         ProsoftTraining
Douglas Cole, CEO, (510) 540-9300
or 925-989-9900                      Robert Gwin, CEO, (602) 794-4199
1831 Second Street                   410 North 44th Street, Suite 600
Berkeley, California, 94710          Phoenix, Arizona 85008


Stock Symbol (OTC: TTYL)             Stock Symbol (NASDAQ: POSO)


            TEXT OF STATEMENTS READ DURING JOINT CONFERENCE CALL

        BROADCAST DATE:  TUESDAY, FEBRUARY 24, 5:00 PM EASTERN TIME

TOPIC:         ANNOUNCED MERGER OF TRINITY LEARNING CORPORATION AND
               PROSOFTTRAINING

Participants:  Doug Cole, Chief Executive Officer of Trinity Learning
               Corporation
               Robert Gwin, Chief Executive Officer of ProsoftTraining


ANNOUNCER:
---------

     Welcome to a joint conference call to discuss the proposed merger between Trinity Learning Corporation and ProsoftTraining.

     On February 23 2004, Trinity Learning, a publicly held Utah Corporation, and ProsoftTraining, a NASDAQ-listed company headquartered in Phoenix, Arizona, announced that they have signed a definitive agreement whereby ProsoftTraining will acquire Trinity Learning in an all-stock transaction. At closing, ProsoftTraining will change its name and corporate identity to Trinity Learning Corporation, while retaining Prosoft's brand names and corporate identity in its markets.

     Today you will be hearing from Robert Gwin, Chief Executive Officer of ProsoftTraining (ticker symbol "POSO") and Doug Cole, Chief Executive Officer of Trinity Learning Corporation (ticker symbol "TTYL"). Before we begin, I will read a Safe Harbor Statement, as follows:

     In addition to historical information, the matters to be discussed include forward- looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These statements include those concerning the consummation of the Merger and, if consummated, the Merger's potential benefits and effects, including but not limited to statements concerning revenues of the combined company. In some cases, forward-looking statements can be identified by terminology such as "will", "expects",


     "intended", "projected", "should", "believes" and similar expressions. The forward-looking statements made are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, without limitation: (i) the potential for the transaction disclosed herein to fail to close due to (a) the non-receipt of fairness opinions by one or both companies, (b) the decision by the shareholders of either or both companies to reject the transaction, (c) the failure by either or both companies to receive all legal and regulatory approvals necessary to complete the transaction, or (d) for any other reason including or not including those identified herein; (ii) the benefits of the transaction, disclosed or undisclosed herein, to either company failing to materialize to the degree expected or not at all; (iii) the terms of the proposed transaction changing to a material degree prior to closing; (iv) the potential value of either company changing significantly as a result of this announcement or any subsequent event; (v) the inability of management to successfully integrate the operations of the two companies; (vi) the inability of the combined companies to achieve expected growth in revenues or expected improvements in operating results; (vii) the inability of the companies to raise enough capital necessary to grow or sustain operations following or prior to closing of the proposed transaction;
     (viii) the business, operating and financial risks specific to each of ProsoftTraining and Trinity Learning Corporation whether or not disclosed previously by either company; and (ix) the other risks and uncertainties specific to each of ProsoftTraining and Trinity Learning Corporation, as outlined in the companies' filings with the Securities and Exchange Commission, including, but not limited to, the companies' Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Neither ProsoftTraining nor Trinity Learning Corporation undertakes any obligation to update this forward-looking information or any other information related to the proposed transaction unless required by laws or regulations covering such transactions.

     Further information concerning the proposed merger will be contained in a registration statement to be filed by ProsoftTraining with the Securities and Exchange Commission and in a joint proxy statement to be filed by both ProsoftTraining and Trinity Learning and mailed to each company's respective stockholders. Investors and security holders of Trinity Learning and ProsoftTraining are urged to read the joint proxy statement and prospectus and the other relevant materials when they become available because they will contain important information about Trinity Learning, ProsoftTraining and the Merger.

     I would now like to introduce Mr. Robert Gwin, CEO of ProsoftTraining.


Robert Gwin:
------------

     Good afternoon. My name is Bob Gwin and I've been the Chairman of the Board and CEO of ProsoftTraining since December 2002.

     Yesterday, ProsoftTraining and Trinity Learning Corporation announced that we have entered into a Definitive Merger Agreement. We believe this merger will create one of the most exciting and dynamic global learning companies in the industry today. For Prosoft, this merger is an important milestone, and the culmination of over a year of work by our management team and our 58 employees in the United States, Asia and Ireland to restructure Prosoft into a strong and competitive company providing content and certification solutions to academic institutions, learning centers and students.


     When I assumed leadership of Prosoft I identified a plan to our shareholders consisting of three key objectives; first, to ensure the company's survival in the face of operating losses and limited cash resources, second, to return the company to profitability, and thereafter to pursue substantial growth opportunities. Through the hard work and commitment of our employees we achieved the first two
     objectives during calendar year 2003   and with yesterday's
     announcement we are now well-positioned to achieve growth on a global scale.

     For those of you less familiar with Prosoft's business, let me provide you with a brief overview. Prosoft is a leader in providing content and certifications to enable individuals to develop and validate critical workforce skills. Our industry focus is on Information and Communications Technology. We own the leading Internet job-role certification program, CIW, which stands for Certified Internet Webmaster, and the well-established ComputerPREP line of technology training content. The CIW program covers job-role skills in web site design and e-commerce, network administration, security, application development, and programming. CIW is a successful global brand with certifications having been earned by individuals in over 100 countries. Our ComputerPREP division develops and sells technology training content solutions for several leading certifications, including CompTIA's A+, Network+ and Security+ certifications, the Microsoft Office Specialist certification, and the IC3 computer literacy certification.

     Prosoft's Certification Solutions division is at the forefront of the industry establishing the technology education market of the future, working with state and local government to integrate industry-standard certification programs such as CIW into mainstream academic curricula at high schools and community, technical and vocational schools across the United States.

     In our most recent reporting period, for the 3-months ending October, we reported revenue of $2.33 million, and for our last four reported quarters our revenue totaled $10.63 million. Our reported results show that over the past fifteen months we have reduced our fixed operating costs by approximately 60%, representing an annual reduction in these costs of over $6 million. Over this period we went from burning a substantial amount of cash to achieving cash profitability.

     Doug and I met approximately one year ago. We discussed our corporate strategies and found a similar view of the opportunities in the learning market and a shared belief in our individual firm's ability to meet the market's need for learning solutions. At that time he articulated to me an aggressive strategy to acquire several global operating companies. The plan he outlined to me at that time was executed upon, which demonstrated to me both the capabilities and the potential of his company.


     Prosoft shares with Trinity Learning a belief in a blended approach to the global learning market. Corporations, organizations and individuals around the world have a variety of learning needs and will chose to learn in a variety of different ways. Trinity Learning, which will be our new corporate name when the merger closes, will meet the growing demand for information and communication skills worldwide, as well as the demand for other workplace learning, training and certification needs by major employers around the world.

     We believe that the combination with Trinity Learning will enable Prosoft to build on our success by expanding our sales and marketing reach to new international markets. As a global learning company, we will have the opportunity to extend the value of certifications to new industries, customers and students around the world. In addition, workforce development customers desire solutions to needs beyond just technology, and we believe Trinity Learning's other operating companies can help us to provide those solutions to our customers.

     As I've stated previously, I believe our shareholders and employees will benefit from the merger and the operating and sales synergies it makes possible. Our Chief Operating Officer Benjamin Fink and I are looking forward to working with Trinity Learning's executive management team to complete this merger as quickly and as efficiently as possible, and to joining forces with them post-closing to build a great company.

     I believe our combined companies will operate at a scale, and with a breadth of products and services, and financial and human resources, to enable us to achieve the growth potential of our existing businesses.

     I would now like to introduce Mr. Doug Cole, CEO of Trinity Learning to describe his organization and the opportunities we see for our combined firm.

Doug Cole:
---------
     Thank you, Bob. I share your excitement and enthusiasm about joining forces.

     I co-founded Trinity Learning, along with our President, Edward Mooney, in 2002 with a simple but ambitious vision: To create a global learning company by acquiring the best operating companies around the world specializing in technology-enabled learning, training and certification. With this announced merger with Prosofttraining, I believe we have taken a major step toward fulfilling that vision.

     We believe that Prosoft's content and certifications are extremely complementary and synergistic to the products and services offered by our global operating companies. For those less familiar with Trinity Learning, I would like to take a few minutes to summarize our company and our five acquisitions to date.

     Trinity Learning currently offers a unique blend of learning, training and certification products and services ranging from on-line accredited degree programs to world-class safety, health, environment and quality (SHEQ) training. We serve corporations, governments, organizations and individual learners, utilizing a blend of instructional delivery methods, content, and learning management platforms. Our customers include some of the largest employers in the world, and our various learning products and services are aimed at a number of different organizational levels of these employers, from production lines to board rooms.

     Today, we serve customers through these operating subsidiaries:

     TOUCHVISION, INC. (CALIFORNIA) is a California-based provider of technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. TouchVision specializes in software systems that provide end-users easy access to information and educational content through a variety of interactive devices such as touch-screens, kiosks, computers, PDAs, and other digital communication devices.

     RIVERBEND GROUP HOLDINGS (SOUTH AFRICA) is a leading provider of on-line university degrees and other learning services to corporations and individuals in South Africa. Riverbend operates in South Africa through four primary operating subsidiaries that, together, have developed a holistic approach to technology-enabled learning, education and training. Riverbend, Price Waterhouse Coopers and a South African media group are co-owners of E-DEGREE, a provider of corporate learning solutions including online degrees from some of South Africa's most respected universities. Other Riverbend subsidiaries include REUSABLE OBJECTS, a developer of leading-edge learning software.

     RIVER MURRAY TRAINING (AUSTRALIA) is an Australian training firm specializing in workplace learning programs for viticulture, horticulture and other segments in the food production industry. RMT is based in South Australia, in Australia's primary wine production region and one of its primary regions for agricultural products. RMT is a registered training organization in Australia and is at the leading edge of workplace training in Australia, empowering client companies to develop and manage their own sustainable in-house training systems with a "one stop shop" approach to meeting customers' training needs. RMT has developed a wide scope of nationally accredited qualifications and specially designed short courses to meet customers' specific training needs.

     IRCA (SOUTH AFRICA), our largest acquisition to date, is an international firm specializing in corporate learning, certification, and risk mitigation in the areas of safety, health environment, and quality assurance (SHEQ). IRCA is headquartered in South Africa and also operates through international sales offices and operations in
     the United Kingdom and the United States.   IRCA's professionals
     assess workplace issues related to safety, health, environment and quality, advise clients on learning programs and other interventions that can reduce corporate financial risks, and assist in the implementation and certification of programs. IRCA utilizes proprietary content and SHEQ content and programs developed by other leading certification and standards organizations. Clients include many Fortune 1000 companies operating in Africa, Europe, and the United States.

     All of these acquisitions closed in Fall, 2003.   Our 10Q, which we
     filed yesterday, reported revenues for the 3-months ending December 31, 2003 of $2.5 million , which included three full months for TouchVision, Riverbend, and RMT, but only one month of consolidated results for IRCA, our largest acquisition to date, which closed on December 1, 2004. Our next quarterly report with the SEC will contain a full quarter of operating results for all four of these acquisitions. Bob already discussed Prosoft's reported results.

     In addition, we recently announced that we have entered into an agreement to acquire Virtual Learning Partners, ("VILPAS") a learning services company headquartered in Oslo, Norway. For the past five years, VILPAS has been engaged in developing e-learning and other educational initiatives for corporations and organizations in Norway,
     Scandinavia and Europe.   Through VILPAS, we will become majority
     owner of FunkWeb, a leading provider of workplace training and retraining for disabled persons in Norway, focused on IT and computing skills. The minority partner in FunkWeb is the Norwegian Federation of Functionally Disabled People, a non-government organization (NGO) representing many of Norway's associations and programs for the disabled.

     Together, these operating subsidiaries possess a wide range of expertise in content development, learning management systems, customized instructional design, and delivery formats ranging from traditional training formats to advanced e-learning and virtual classrooms. We now have over 300 employees around the world with a range of talents and experience capable of meeting the requirements of the largest and most sophisticated corporate customers. Our subsidiaries are collaborating to enhance each others' range of capabilities, and to develop new customer-driven products and
     services.   We look forward to benefiting from the experience and
     qualifications that Prosoft's employees can bring to our worldwide team.

     Trinity Learning will continue its strategy to acquire and integrate companies around the world that serve major customers in global workplace learning and education markets. A key to our success is the
     operational and financial integration of acquired companies.   I
     believe that Bob Gwin and Ben Fink will be great additions to Trinity Learning. They will join me, Edward Mooney and Cris Larson, our Chief Financial Officer, as Trinity Learning's executive management team in the United States, complemented by the executive management teams of our operating subsidiaries.

     There are a world of opportunities in the global learning industry, and I believe we are creating a global learning company well-qualified to leverage the power of technology-enabled learning to transform companies, organizations and individuals all over the world.

ANNOUNCER
---------
     Thank you, Gentlemen.  More information on the companies can be
     obtained at their   websites, www.trinitylearning.com and
     www.prosofttraining.com.


                                    END